Income Taxes (Details) - Schedule of Components of Deferred Taxes ¥ in Thousands, $ in Thousands	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
Deferred tax assets:
Allowance for doubtful accounts	¥ 1,167	$ 161	¥ 630	$ 91	¥ 171
Net operating losses carried forward	4,180	576	3,707	538	4,181
Total	¥ 5,347	$ 737	¥ 4,337	$ 629	¥ 4,352